UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners

Global Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Global Income Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its

Legg Mason Partners Global Income Fund         I

statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.

Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the Citigroup High Yield Market Indexv returned 1.84%. While high-yield bond prices rallied several times during the period,

II         Legg Mason Partners Global Income Fund

flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.

Despite a dramatic flight to quality and weakness during the summer of 2007, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28% over the 12 months ended December 31, 2007. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Global Income Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Legg Mason Partners Global Income Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the global bond markets experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future central bank monetary policy caused bond prices to fluctuate. In the U.S., two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)i growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the next move by the Federal Reserve Board (“Fed”)ii would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively. During the 12-month period ended December 31, 2007, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.97%.

International bonds also experienced periods of volatility, but generated positive performance during the fiscal year. However, given relatively strong international growth and inflationary pressures, they lagged their U.S. counterparts. In the Eurozone, the European Central Bank (“ECB”) raised interest rates in March and in June as it sought to temper growth as inflation exceeded its target. The ECB then remained on hold for the rest of the reporting period as it monitored the repercussions of the U.S. subprime meltdown. After raising rates in January, May and July of 2007, the Bank of England reversed course and lowered rates in December in an attempt to stimulate economic growth. During the year as a whole, the Lehman Brothers Global Aggregate Index (Hedged)vi returned 5.33%.

Legg Mason Partners Global Income Fund 2007 Annual Report         1

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Global Income Fund, excluding sales charges, returned 1.96%. The Fund’s unmanaged benchmark, the Lehman Brothers Global Aggregate Index (50% Hedged)vii, returned 7.40% for the same period. The Citigroup World Government Ex-U.S. Index (Hedged)viii and the Lipper Global Income Funds Category Average1 returned 4.88% and 6.65%, respectively, over the same time frame.

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Global Income Fund — Class A Shares	2.97%	1.96%

Lehman Brothers Global Aggregate Index (50% Hedged)	6.95%	7.40%

Citigroup World Government Ex-U.S. Index (Hedged)	4.89%	4.88%

Lipper Global Income Funds Category Average[1]	5.85%	6.65%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust. Performance shown for Class A shares prior to September 21, 2007 is the performance of the predecessor fund’s Primary Class shares, which has not been restated to reflect any differences in expenses.
Performance of Class C shares is not shown because this share class commenced operations on September 25, 2007.
The 30-Day SEC Yields for the period ending December 31, 2007 for Class A and C shares were 4.33% and 3.88%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A and C shares would have been 3.82% and 3.15%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated September 21, 2007, the gross total operating expenses for Class A and Class C shares were 1.65% and 2.40%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.15% for Class A shares and 1.60% for Class C shares until April 30, 2009.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 114 funds for the six-month period and among the 110 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Global Income Fund 2007 Annual Report

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given our expectations that bond yields would move sideways and in a fairly narrow range, we looked to structure the portfolio to take advantage of where we saw longer-term opportunities in the global fixed-income markets. During the fiscal year, our U.S. and UK short-end durationix positions contributed to the Fund’s performance as their yields declined (and prices rose). Elsewhere, a long exposure to the Japanese yen was a positive contributor to performance.

What were the leading detractors from performance?

A. Given the fallout from the U.S. subprime mortgage market and several flights to quality, the Fund’s exposure to mortgage-backed securities and investment grade bonds detracted from results. In particular, the Fund’s exposure to corporate bonds in the European financial sector was detrimental to performance. Elsewhere, an overweight exposure to the U.S. dollar was a drag on performance. For the year as a whole, the U.S. dollar fell almost 10% versus the euro, 6% against the yen and nearly 15% versus the Canadian dollar.x

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in Legg Mason Partners Global Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Legg Mason Partners Global Income Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. High-yield fixed-income securities are subject to greater liquidity risk, fluctuations in value, and greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. International investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. The use of leveraging involves special risks and may make any change in the Fund’s net asset value even greater and cause increased volatility of returns. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Lehman Brothers Global Aggregate Index (Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds.

vii

The Lehman Brothers Global Aggregate Index (50% Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this Index is January 1, 1999.

viii

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. This Index is provided for illustrative purposes due to the shorter operating history of the Lehman Brothers Global Aggregate Index (50% Hedged), the Fund’s benchmark.

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[x]	Source: The Wall Street Journal, 1/08.

4         Legg Mason Partners Global Income Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Global Income Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period
Class A(4)	2.97%	$1,000.00	$1,029.70	1.27%	$6.50

Class C(5)	0.82	1,000.00	1,008.20	1.58	4.17

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of close of business September 21, 2007, the Legg Mason Global Income Trust Primary Class became Legg Mason Partners Global Income Fund Class A.

(5)	For the period September 25, 2007 (inception date) to December 31, 2007.

6         Legg Mason Partners Global Income Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period
Class A(3)	5.00%	$1,000.00	$1,018.80	1.27%	$6.46

Class C(4)	5.00	1,000.00	1,009.00	1.58	4.17

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	As of close of business September 21, 2007, the Legg Mason Global Income Trust Primary Class became Legg Mason Partners Global Income Fund Class A.

(4)	For the period September 25, 2007 (inception date) to December 31, 2007.

Legg Mason Partners Global Income Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class C
Twelve Months Ended 12/31/07	1.96%	N/A

Five Years Ended 12/31/07	4.91	N/A

Ten Years Ended 12/31/07	3.96	N/A

Inception* through 12/31/07	4.81	0.82%

	With Sales Charges(3)
	Class A	Class C
Twelve Months Ended 12/31/07	(2.37)%	N/A

Five Years Ended 12/31/07	4.01	N/A

Ten Years Ended 12/31/07	3.51	N/A

Inception* through 12/31/07	4.50	(0.18)%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	47.51%

Class C (Inception* through 12/31/07)	0.82

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A shares and Class C shares are April 16, 1993 and September 25, 2007, respectively.

Note: Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust. Performance shown for Class A shares prior to September 21, 2007 is the performance of the predecessor fund’s Primary Class shares, which has not been restated to reflect any differences in expenses.

8         Legg Mason Partners Global Income Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Global Income Fund vs. Citigroup World Government Ex-U.S. Index (Hedged)† (December 1997 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1997, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk Interest rate diversification. This Index is provided for illustrative purposes due to the shorter operating history of the Lehman Brothers Global Aggregate Index (50% Hedged), the Fund’s benchmark. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Note: Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust. Performance shown for Class A shares prior to September 21, 2007 is the performance of the predecessor fund’s Primary Class shares, which has not been restated to reflect any differences in expenses.

Legg Mason Partners Global Income Fund 2007 Annual Report         9

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Global Income Fund vs. Lehman Brothers Global Aggregate Index (50% Hedged)† (December 1998 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1998, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Lehman Brothers Global Aggregate Index (50% Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this Index is January 1, 1999. The performance of the Fund’s other class may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

*	Benchmark’s inception date is January 1, 1999.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Note: Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust. Performance shown for Class A shares prior to September 21, 2007 is the performance of the predecessor fund’s Primary Class shares, which has not been restated to reflect any differences in expenses.

10         Legg Mason Partners Global Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS GLOBAL INCOME FUND

Face Amount†		Security	Value

CORPORATE BONDS & NOTES — 49.9%
Aerospace & Defense — 0.4%
5,000		DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	$4,963
109,885		Systems 2001 Asset Trust, 6.664% due 9/15/13 (a)(b)	113,181

		Total Aerospace & Defense	118,144

Auto Components — 0.0%
15,000		Visteon Corp., Senior Notes, 8.250% due 8/1/10	13,350

Building Products — 0.1%
20,000	EUR	Eco-Bat Finance PLC, 10.125% due 1/31/13 (a)	30,849

Capital Markets — 1.5%
43,000	EUR	AIB UK 1 LP, 4.781% due 12/17/14 (b)(c)(d)	51,195
20,000	GBP	Bear Stearns Cos. Inc., 5.125% due 1/20/10 (b)	38,173
90,000		Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (b)(c)(d)	80,288
		Lehman Brothers Holdings Inc.:
130,000		5.250% due 2/6/12 (b)	128,750
50,000	EUR	4.625% due 3/14/19 (b)(c)	63,470
120,000		Merrill Lynch & Co. Inc., Subordinated Notes, 5.700% due 5/2/17 (b)	114,574

		Total Capital Markets	476,450

Chemicals — 0.2%
50,000	EUR	Koninklijke DSM NV, Medium-Term Note, Senior Notes, 5.250% due 10/17/17 (b)	71,320

Commercial Banks — 10.3%
100,000	EUR	Banca Monte dei Paschi di Siena SpA, 4.875% due 5/31/16 (b)	133,921
50,000	EUR	Banco Bradesco SA, 8.000% due 4/15/14 (b)	81,327
100,000	EUR	Banco Popolare Scarl, 6.156% due 6/21/17 (b)(c)(d)	133,509
50,000	GBP	Co-Operative Bank PLC, 5.875% due 4/2/19 (b)(c)	93,746
150,000	EUR	Commerzbank Capital Funding Trust I, 5.012% due 4/12/16 (b)(c)(d)	194,332
300,000	EUR	Deutsche Postbank IV, 5.983% due 6/29/17 (b)(c)(d)	392,718
200,000	EUR	ESFG International Ltd., 5.753% due 6/6/17 (b)(c)(d)	258,783
100,000	EUR	Fortis Bank SA/NV, 4.625% due 10/27/14 (a)(b)(c)(d)	129,596
130,000		Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	131,060
180,000		HSBK Europe BV, 7.250% due 5/3/17 (a)(b)	157,500
78,000	EUR	HT1 Funding GmbH, 6.352% due 6/30/17 (b)(c)(d)	104,835
50,000	EUR	Hypo Real Estate International Trust I, 5.864% due 6/14/17 (b)(c)(d)	60,106
100,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)(c)	90,675
151,000	EUR	Lloyds TSB Bank PLC, 4.385% due 5/12/17 (b)(c)(d)	188,657
90,000		Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)(d)	89,428
100,000		Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (b)(c)(d)	102,985
50,000	GBP	Royal Bank of Scotland PLC, 6.200% due 3/22/22 (b)(c)(d)	94,257
100,000	EUR	SNS Reaal Groep NV, 6.258% due 7/17/17 (b)(c)(d)	132,512
200,000	EUR	Standard Chartered Bank, 5.875% due 9/26/17 (a)(b)	288,276

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

Commercial Banks — 10.3% (continued)
180,000		TuranAlem Finance BV, Bonds, 8.250% due 1/22/37 (a)(b)	$154,350
90,000		Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (b)(c)(d)	80,476
125,000		Woori Bank, 6.125% due 5/3/16 (a)(b)(c)	125,525

		Total Commercial Banks	3,218,574

Commercial Services & Supplies — 0.9%
9,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	9,416
275,000		Waste Management Inc., 6.875% due 5/15/09 (b)	282,425

		Total Commercial Services & Supplies	291,841

Consumer Finance — 4.4%
100,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (b)(c)	101,561
		Ford Motor Credit Co.:
50,000		Bonds, 7.375% due 2/1/11 (b)	44,805
420,000		Notes, 7.375% due 10/28/09 (b)	395,485
		General Motors Acceptance Corp.:
321,000		Bonds, 8.000% due 11/1/31 (b)	269,920
410,000		Notes, 5.625% due 5/15/09 (b)	386,944
		SLM Corp., Medium-Term Notes:
60,000		5.000% due 10/1/13 (b)	52,654
95,000		5.375% due 5/15/14 (b)	84,572
30,000		5.050% due 11/14/14	25,966
10,000		5.625% due 8/1/33	7,752

		Total Consumer Finance	1,369,659

Containers & Packaging — 0.0%
10,000		Graham Packaging Co. Inc., 8.500% due 10/15/12	9,400

Diversified Consumer Services — 0.4%
40,000	GBP	Dignity Finance PLC, 8.151% due 12/31/30 (b)	100,212
15,000		Service Corp. International, Senior Notes, 7.500% due 4/1/27	13,875

		Total Diversified Consumer Services	114,087

Diversified Financial Services — 5.4%
36,000	EUR	ABN AMRO Bank NV, 4.310% due 3/10/16 (b)(c)(d)	44,268
80,000	GBP	Annington Finance No. 4, 8.070% due 1/10/23 (b)	193,468
50,000	EUR	Bayerische Landesbank, Medium-Term Notes, 5.750% due 10/23/17 (b)	72,750
		Citigroup Inc.:
240,000		4.125% due 2/22/10 (b)	236,607
70,000		5.000% due 9/15/14 (b)	66,792
157,000	EUR	Fortis Hybrid Financing, 5.125% due 6/20/16 (b)(c)(d)	202,243
60,000		General Electric Capital Corp., 5.400% due 2/15/17 (b)	60,771
		HSBC Finance Corp.:
80,000		7.000% due 5/15/12 (b)	83,899
50,000		Senior Notes, 8.000% due 7/15/10 (b)	53,324
8,000	EUR	ING Groep NV, 4.176% due 6/8/15 (c)(d)	10,217
50,000	GBP	Irish Nationwide Building Society, 5.875% due 12/15/08 (b)	98,420

See Notes to Financial Statements.

12         Legg Mason Partners Global Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

Diversified Financial Services — 5.4% (continued)
165,000	EUR	MUFG Capital Finance 2 Ltd., 4.850% due 7/25/16 (b)(c)(d)	$204,738
85,000	EUR	MUFG Capital Finance 4 Ltd., Junior Subordinated, 5.271% due 1/25/17 (b)(c)(d)	106,264
200,000	EUR	RZB Finance Jersey IV Ltd., 5.169% due 5/16/16 (b)(c)(d)	255,097

		Total Diversified Financial Services	1,688,858

Diversified Telecommunication Services — 1.4%
10,000		Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	9,500
		Citizens Communications Co.:
10,000		Senior Bonds, 7.125% due 3/15/19	9,550
5,000		Senior Notes, 7.875% due 1/15/27	4,788
14,000	GBP	France Telecom SA, 8.000% due 12/20/17	31,781
87,000	EUR	Koninklijke (Royal) KPN NV, 4.750% due 1/17/17 (b)	116,999
15,000		Level 3 Financing Inc., 9.250% due 11/1/14	13,650
20,000		Qwest Capital Funding Inc., 7.750% due 2/15/31	18,100
4,000		Qwest Communications International Inc., Senior Notes, 9.058% due 2/15/09 (c)	4,020
95,000	GBP	Telefonica Emisones SAU, 5.375% due 2/2/18 (b)	177,813
20,000	EUR	Telefonica Europe BV, 5.125% due 2/14/13	28,949
15,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	15,825

		Total Diversified Telecommunication Services	430,975

Electric Utilities — 1.5%
40,000		Cleveland Electric Illuminating Co., Senior Notes, 5.650% due 12/15/13 (b)	39,584
60,000		Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	53,759
		FirstEnergy Corp., Notes:
190,000		6.450% due 11/15/11 (b)	196,364
60,000		7.375% due 11/15/31 (b)	66,027
100,000		Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	100,160

		Total Electric Utilities	455,894

Energy Equipment & Services — 0.3%
15,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	14,587
20,000		Pride International Inc., Senior Notes, 7.375% due 7/15/14	20,650
49,000		Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32 (b)	54,836

		Total Energy Equipment & Services	90,073

Food & Staples Retailing — 0.3%
40,000	EUR	Central European Distribution Corp., 8.000% due 7/25/12 (a)(b)	58,920
50,000		Wal-Mart Stores Inc., 5.250% due 9/1/35 (b)	44,503

		Total Food & Staples Retailing	103,423

Gas Utilities — 0.1%
15,000		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	14,625

Health Care Equipment & Supplies — 0.9%
153,000	EUR	Astrazeneca PLC, 5.125% due 1/15/15 (b)	221,692
		Fresenius Finance BV:
13,000	EUR	5.000% due 1/31/13 (a)	18,152

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

Health Care Equipment & Supplies — 0.9% (continued)
8,000	EUR	5.500% due 1/31/16 (a)	$11,053
22,000		Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08	22,055

		Total Health Care Equipment & Supplies	272,952

Health Care Providers & Services — 0.9%
10,000		AmerisourceBergen Corp., 5.875% due 9/15/15	9,862
10,000		Community Health Systems Inc., 8.875% due 7/15/15	10,237
20,000		DaVita Inc., Senior Notes, 6.625% due 3/15/13	20,000
		HCA Inc.:
50,000		Notes, 7.500% due 11/6/33 (b)	39,375
190,000		Senior Notes, 6.250% due 2/15/13 (b)	167,200
		Tenet Healthcare Corp., Senior Notes:
20,000		6.500% due 6/1/12	17,900
10,000		9.875% due 7/1/14	9,575

		Total Health Care Providers & Services	274,149

Hotels, Restaurants & Leisure — 0.7%
		Boyd Gaming Corp., Senior Subordinated Notes:
10,000		6.750% due 4/15/14	9,575
130,000		7.125% due 2/1/16 (b)	123,500
		Caesars Entertainment Inc.:
8,000		Senior Notes, 7.000% due 4/15/13	9,163
7,000		Senior Subordinated Notes, 8.125% due 5/15/11	6,545
10,000		Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	10,450
		MGM MIRAGE Inc.:
10,000		Notes, 6.750% due 9/1/12	9,788
		Senior Notes:
20,000		8.500% due 9/15/10	20,850
5,000		6.625% due 7/15/15	4,713
15,000		7.625% due 1/15/17	14,887
		Station Casinos Inc.:
15,000		Senior Notes, 7.750% due 8/15/16	13,612
5,000		Senior Subordinated Notes, 6.875% due 3/1/16	3,675

		Total Hotels, Restaurants & Leisure	226,758

Independent Power Producers & Energy Traders — 1.3%
		AES Corp.:
41,000		Secured Notes, 8.750% due 5/15/13 (a)(b)	42,999
		Senior Notes:
17,000		9.500% due 6/1/09	17,680
7,000		8.875% due 2/15/11	7,332
6,000		7.750% due 3/1/14	6,075
20,000		Dynegy Holdings Inc., 7.750% due 6/1/19	18,550
10,000		Edison Mission Energy, Senior Notes, 7.200% due 5/15/19	9,875
20,000		NRG Energy Inc., Senior Notes, 7.250% due 2/1/14	19,550
		TXU Corp., Senior Notes:
200,000		5.550% due 11/15/14 (b)	160,637
150,000		6.550% due 11/15/34 (b)	109,306

		Total Independent Power Producers & Energy Traders	392,004

See Notes to Financial Statements.

14         Legg Mason Partners Global Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

Industrial Conglomerates — 0.6%
		Tyco International Group SA:
100,000		Notes, 6.125% due 11/1/08 (b)	$100,880
85,000		Senior Notes, 6.375% due 10/15/11 (b)	88,040

		Total Industrial Conglomerates	188,920

Insurance — 5.3%
130,000		American International Group Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	116,639
50,000	EUR	AXA, 6.211% due 10/5/17 (b)(c)(d)	69,576
45,000	GBP	Bupa Finance PLC, 6.125% due 9/16/20 (b)(c)(d)	84,016
		ELM BV:
300,000	EUR	5.252% due 5/25/16 (b)(c)(d)	394,865
100,000	EUR	5.849% due 4/12/17 (b)(c)(d)	132,279
		Generali Finance BV:
100,000	EUR	5.317% due 6/16/16 (b)(c)(d)	136,214
100,000	EUR	5.479% due 2/8/17 (b)(c)(d)	135,904
50,000	EUR	Groupama SA, 6.298% due 10/22/17 (b)(c)(d)	68,858
150,000	EUR	Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), 5.767% due 6/12/17 (b)(c)(d)	206,800
53,000	GBP	Royal & Sun Alliance Insurance Group PLC, 8.500% due 12/8/14 (b)(c)(d)	115,514
60,000	EUR	SL PLC, 5.314% due 1/6/15 (b)(c)(d)	81,692
80,000		Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)(c)	75,151
20,000		XL Capital Ltd., 5.250% due 9/15/14	19,476

		Total Insurance	1,636,984

IT Services — 0.4%
110,000		Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	113,603
10,000		SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	10,225

		Total IT Services	123,828

Machinery — 0.1%
11,000	EUR	AGCO Corp., 6.875% due 4/15/14 (e)	16,163

Media — 2.6%
10,000		CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	8,200
155,000		Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11 (b)	162,162
		Comcast Corp., Notes:
95,000		6.500% due 1/15/15 (b)	99,299
60,000		6.500% due 1/15/17 (b)	62,666
40,000		5.875% due 2/15/18 (b)	39,955
195,000		COX Communications Inc., Notes, 7.125% due 10/1/12 (b)	208,171
		CSC Holdings Inc.:
20,000		Senior Debentures, 7.875% due 2/15/18	18,800
1,000		Senior Notes, 7.625% due 4/1/11	1,003
15,000		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	15,675
30,000		EchoStar DBS Corp., Senior Notes, 7.125% due 2/1/16	30,750
20,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16	18,450

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value

Media — 2.6% (continued)
19,000	Lamar Media Corp., Senior Subordinated Notes, 7.250% due 1/1/13	$19,095
5,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17 (a)	4,650
10,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	10,534
	Time Warner Inc., Senior Notes:
5,000	6.875% due 5/1/12	5,270
100,000	7.625% due 4/15/31 (b)	110,978

	Total Media	815,658

Metals & Mining — 0.4%
30,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	32,250
	Steel Dynamics Inc.:
5,000	7.375% due 11/1/12 (a)	5,050
10,000	Senior Notes, 6.750% due 4/1/15 (a)	9,700
90,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	91,495

	Total Metals & Mining	138,495

Multi-Utilities — 1.0%
330,000	Pacific Gas & Electric Co., 3.600% due 3/1/09 (b)	326,523

Multiline Retail — 0.0%
10,000	J.C. Penney Co. Inc., Debentures, 7.400% due 4/1/37	9,957

Office Electronics — 0.0%
10,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	10,441

Oil, Gas & Consumable Fuels — 5.4%
100,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (b)	112,759
5,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	4,863
	Compagnie Generale de Geophysique SA, Senior Notes:
20,000	7.500% due 5/15/15	20,350
5,000	7.750% due 5/15/17	5,075
150,000	ConocoPhillips, 4.750% due 10/15/12 (b)	151,426
260,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11 (b)	278,661
	El Paso Corp., Medium-Term Notes:
17,000	7.800% due 8/1/31	17,338
100,000	7.750% due 1/15/32 (b)	102,008
62,000	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32 (b)	72,937
	Gazprom, Loan Participation Notes:
90,000	6.212% due 11/22/16 (a)(b)	86,571
100,000	Senior Notes, 6.510% due 3/7/22 (a)(b)	95,320
135,000	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (b)	161,442
	OPTI Canada Inc., Senior Secured Notes:
10,000	7.875% due 12/15/14 (a)	9,825
10,000	8.250% due 12/15/14 (a)	9,950
18,000	Peabody Energy Corp., 6.875% due 3/15/13	18,180
5,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	4,775
22,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	23,182
	Williams Cos. Inc., Notes:
270,000	7.125% due 9/1/11 (b)	286,537
50,000	8.750% due 3/15/32 (b)	61,375

See Notes to Financial Statements.

16         Legg Mason Partners Global Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

Oil, Gas & Consumable Fuels — 5.4% (continued)
145,000		XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (b)	$158,652

		Total Oil, Gas & Consumable Fuels	1,681,226

Paper & Forest Products — 0.4%
101,000	EUR	Stora Enso Oyj, 5.125% due 6/23/14 (b)	137,933

Pharmaceuticals — 0.4%
102,000	EUR	GlaxoSmithKline Capital PLC, 4.000% due 6/16/25 (b)	118,385

Real Estate Investment Trusts (REITs) — 0.2%
6,000		Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	5,460
10,000		Host Marriott LP, Senior Notes, 6.750% due 6/1/16	9,900
		Ventas Realty LP/Ventas Capital Corp.:
10,000		8.750% due 5/1/09	10,300
10,000		6.750% due 6/1/10	10,125
10,000		Senior Notes, 6.750% due 4/1/17	9,950

		Total Real Estate Investment Trusts (REITs)	45,735

Road & Rail — 0.1%
10,000		Hertz Corp., Senior Notes, 8.875% due 1/1/14	10,187
29,000		Kansas City Southern Railway, 9.500% due 10/1/08	29,725

		Total Road & Rail	39,912

Semiconductors & Semiconductor Equipment — 0.0%
5,000		Freescale Semiconductor Inc., 8.875% due 12/15/14	4,488

Textiles, Apparel & Luxury Goods — 0.0%
10,000		Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	10,000

Thrifts & Mortgage Finance — 0.3%
		Countrywide Financial Corp.:
100,000		6.250% due 5/15/16 (b)	57,637
50,000		Medium-Term Notes, 5.800% due 6/7/12 (b)	36,558

		Total Thrifts & Mortgage Finance	94,195

Tobacco — 1.1%
160,000		Altria Group Inc., Notes, 7.000% due 11/4/13 (b)	179,151
100,000	EUR	BAT International Finance PLC, 5.375% due 6/29/17 (b)	140,622
15,000		Reynolds American Inc., 6.750% due 6/15/17	15,353

		Total Tobacco	335,126

Wireless Telecommunication Services — 0.6%
20,000		Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15	19,708
5,000		Rogers Wireless Communications Inc., Secured Notes, 6.375% due 3/1/14	5,157
		Sprint Capital Corp.:
50,000		Global Notes, 7.625% due 1/30/11 (b)	52,140
100,000		Senior Notes, 8.375% due 3/15/12 (b)	108,399

		Total Wireless Telecommunication Services	185,404

		TOTAL CORPORATE BONDS & NOTES (Cost — $15,603,458)	15,582,758

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         17

Schedule of Investments (December 31, 2007) (continued)

Face Amount†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
991,357		GMAC Commercial Mortgage Securities Inc., STRIPS, 0.461% due 12/15/16 (c)(f) (Cost — $102,764)	$1,130

MORTGAGE-BACKED SECURITIES — 40.4%
FHLMC — 7.8%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
102,987		6.500% due 8/1/29	106,741
700,000		5.500% due 11/1/37-1/1/38	698,703
1,300,000		6.000% due 12/1/37-1/1/38	1,319,617
300,000		5.000% due 1/14/38 (g)	292,734

		TOTAL FHLMC	2,417,795

FNMA — 28.2%
		Federal National Mortgage Association (FNMA):
300,000		5.500% due 1/17/23-1/14/38 (g)	301,078
79,469		6.500% due 7/1/29	82,360
1,757,878		6.000% due 8/1/36-11/1/37	1,785,606
494,309		5.500% due 1/1/37	493,830
5,240,000		5.000% due 1/14/38 (g)	5,113,092
1,000,000		6.500% due 1/14/38 (g)	1,027,969

		TOTAL FNMA	8,803,935

GNMA — 4.4%
		Government National Mortgage Association (GNMA):
7,565		7.000% due 8/15/28	8,031
251,172		6.500% due 10/15/31	260,609
783,081		6.000% due 11/15/32-7/15/37	802,129
300,000		6.500% due 1/22/38 (g)	309,797

		TOTAL GNMA	1,380,566

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,563,116)	12,602,296

SOVEREIGN BONDS — 9.5%
Canada — 0.0%
37	CAD	Government of Canada, Bonds, 4.000% due 12/1/31	53

France — 1.9%
400,000	EUR	Government of France, 4.750% due 4/25/35 (b)	592,272

Germany — 4.1%
960,000	EUR	Bundesrepublik Deutschland, 4.000% due 1/4/37 (b)	1,271,203

Japan — 2.8%
		Government of Japan, Bonds:
54,000,000	JPY	2.100% due 3/20/27 (b)	485,624
42,000,000	JPY	2.300% due 12/20/36 (b)	373,208

		Total Japan	858,832

See Notes to Financial Statements.

18         Legg Mason Partners Global Income Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount†	Security	Value

Mexico — 0.2%
65,000	United Mexican States, Medium-Term Notes, Series A, 6.750% due 9/27/34 (b)	$71,923

Russia — 0.5%
148,500	Russian Federation, 7.500% due 3/31/30 (a)(b)	169,661

	TOTAL SOVEREIGN BONDS (Cost — $2,816,786)	2,963,944

U.S. GOVERNMENT & AGENCY OBLIGATION — 2.4%
U.S. Government Obligations — 2.4%
750,000	U.S. Treasury Notes, 3.000% due 2/15/08 (b) (Cost — $748,188)	749,942

Contracts
PURCHASED OPTION — 0.0%
61	Eurodollar Futures, Put @ $93.50, expires 3/17/08 (Cost — $686)	381

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $31,834,998)	31,900,451

Face Amount
SHORT-TERM INVESTMENTS — 14.1%
Repurchase Agreements — 14.1%
$2,199,000	Goldman, Sachs & Co. repurchase agreement dated 12/31/07, 4.150% due 1/2/08; Proceeds at maturity — $2,199,507; (Fully collateralized by government agency obligation, 5.125% due 8/14/08; Market value — $2,247,488) (b)	2,199,000
2,199,000	Lehman Brothers Inc. repurchase agreement dated 12/31/07, 4.150% due 1/2/08; Proceeds at maturity — $2,199,507; (Fully collateralized by U.S. government agency obligation, 0.000% due 9/18/28; Market value — $2,242,943) (b)	2,199,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,398,000)	4,398,000

	TOTAL INVESTMENTS — 116.3% (Cost — $36,232,998#)	36,298,451
	Liabilities in Excess of Other Assets — (16.3)%	(5,096,975)

	TOTAL NET ASSETS — 100.0%	$31,201,476

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	All or a portion of this security is segregated for open futures contracts, written options and extended settlements.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is $36,233,261.

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         19

Schedule of Investments (December 31, 2007) (continued)

Abbreviations used in this schedule:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
3,300	U.S. Dollar/Canadian Dollar, Put	2/1/08	$0.935	$474
	(Premiums received — $4,678)

See Notes to Financial Statements.

20         Legg Mason Partners Global Income Fund 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $31,834,998)	$31,900,451
Repurchase agreement, at value (Cost — $4,398,000)	4,398,000
Foreign currency, at value (Cost — $1,135,204)	1,119,069
Cash	423
Receivable for open forward currency contracts	724,112
Deposits with broker for open futures contracts	645,018
Interest receivable	448,843
Receivable for securities sold	195,313
Receivable for Fund shares sold	9,177
Prepaid expenses	36,685

Total Assets	39,477,091

LIABILITIES:
Payable for securities purchased	7,254,723
Payable for open forward currency contracts	779,119
Payable to broker — variation margin on open futures contracts	145,729
Payable for Fund shares repurchased	15,977
Distribution fees payable	6,700
Investment management fee payable	1,441
Trustees’ fees payable	1,127
Options written, at value (premium received $4,678)	474
Accrued expenses	70,325

Total Liabilities	8,275,615

Total Net Assets	$31,201,476

NET ASSETS:
Par value (Note 6)	$35
Paid-in capital in excess of par value	33,206,512
Undistributed net investment income	485,777
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(2,464,225)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(26,623)

Total Net Assets	$31,201,476

Shares Outstanding:
Class A *	3,537,481

Class C	7,454

Net Asset Value:
Class A	$8.80

Class C (and offering price)**	$8.82

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.19

*	As of close of business September 21, 2007, the Legg Mason Global Income Trust Primary Class became Legg Mason Partners Global Income Fund Class A.

**	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year of purchase payment (see Note 2).

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         21

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$1,695,447

EXPENSES:
Investment management fee (Note 2)	260,274
Distribution fees (Notes 2 and 4)	216,347
Audit and tax	41,220
Custody fees	39,556
Shareholder reports (Note 4)	35,506
Trustees’ fees	31,392
Transfer agent fees (Note 4)	30,948
Registration fees	28,368
Legal fees	19,904
Insurance	14,433
Miscellaneous expenses	4,764

Total Expenses	722,712
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(258,383)
Fees paid indirectly (Note 1)	(441)

Net Expenses	463,888

Net Investment Income	1,231,559

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTION WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	805,230
Futures contracts	(429,616)
Foreign currency transactions	(528,395)

Net Realized Loss	(152,781)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(643,256)
Futures contracts	47,624
Options written	4,204
Foreign currencies	170,234

Change in Net Unrealized Appreciation/Depreciation	(421,194)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(573,975)

Increase in Net Assets From Operations	$657,584

See Notes to Financial Statements.

22         Legg Mason Partners Global Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007†	2006†
OPERATIONS:
Net investment income	$1,231,559	$1,207,971
Net realized gain (loss)	(152,781)	680,461
Change in net unrealized appreciation/depreciation	(421,194)	(29,183)

Increase in Net Assets From Operations	657,584	1,859,249

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,205,418)	(1,211,642)

Decrease in Net Assets From Distributions to Shareholders	(1,205,418)	(1,211,642)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	2,304,296	3,801,018
Reinvestment of distributions	1,103,559	1,097,639
Cost of shares repurchased	(9,023,419)	(9,181,437)

Decrease in Net Assets From Fund Share Transactions	(5,615,564)	(4,282,780)

Decrease in Net Assets	(6,163,398)	(3,635,173)
NET ASSETS:
Beginning of year	37,364,874	41,000,047

End of year*	$31,201,476	$37,364,874

*Includes undistributed net investment income of:	$485,777	$491,476

†	Prior to September 21, 2007, the Fund operated under the name Legg Mason Global Income Trust.

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         23

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2007(1)		2006(1)(2)(3)	2005(2)(3)	2004(2)(3)	2003(2)(3)
Net Asset Value, Beginning of Year	$8.94		$8.79	$9.22	$8.74	$8.63

Income (Loss) From Operations:
Net investment income	0.31		0.28	0.28	0.23	0.28
Net realized and unrealized gain (loss)	(0.14)		0.15	(0.35)	0.49	0.61

Total Income (Loss) From Operations	0.17		0.43	(0.07)	0.72	0.89

Less Distributions From:
Net investment income	(0.31)		(0.28)	(0.36)	(0.24)	(0.78)

Total Distributions	(0.31)		(0.28)	(0.36)	(0.24)	(0.78)

Net Asset Value, End of Year	$8.80		$8.94	$8.79	$9.22	$8.74

Total Return(4)	1.96%		4.94%	(0.77)%	8.39%	10.45%

Net Assets, End of Year (000s)	$31,135		$37,365	$41,000	$45,468	$44,450

Ratios to Average Net Assets:
Gross expenses	2.08%		2.32%	2.16%	2.18%	2.32%
Net expenses(7)	1.34	(5)(6)	1.40	1.40	1.53	1.90
Net investment income	3.55		3.10	3.02	2.72	2.83

Portfolio Turnover Rate	70	%(8)	363%	242%	245%	198%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to September 21, 2007.

(3)

On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund. The information shown for each of the years in the four-year period ended December 31, 2006 are of the Predecessor Fund’s Primary Class.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

(6)

Effective September 21, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class A shares will not exceed 1.15% until April 30, 2009. Prior to September 21, 2007, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares would not have exceeded 1.40%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 476% for the year ended December 31, 2007.

See Notes to Financial Statements.

24         Legg Mason Partners Global Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$8.83

Income (Loss) From Operations:
Net investment income	0.09
Net realized and unrealized loss	(0.02)

Total Income From Operations	0.07

Less Distributions From:
Net investment income	(0.08)

Total Distributions	(0.08)

Net Asset Value, End of Period	$8.82

Total Return(3)	0.82%

Net Assets, End of Year (000s)	$66

Ratios to Average Net Assets:
Gross expenses	2.46	%(4)
Net expenses(6)(7)	1.58	(4)(5)
Net investment income	3.72	(4)

Portfolio Turnover Rate	70	%(8)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period September 25, 2007 (inception date) to December 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.

(6)

As a result of a contractual expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.60% until April 30, 2009.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 476% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Global Income Fund 2007 Annual Report         25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Global Income Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a newly organized investment series of the Trust which assumed the assets and liabilities of the Legg Mason Global Income Trust (the “Predecessor Fund”) on September 21, 2007.

The Fund offers three classes of shares, Class A, Class B and Class C shares. After the close of business September 21, 2007, the Legg Mason Global Income Trust Primary Class (“Primary Class”) became Legg Mason Partners Global Income Fund Class A shares. Effective September 25, 2007, Class C shares commenced operations.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of

26         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

portfolio securities due to change in interest rates. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

Legg Mason Partners Global Income Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on

28         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Legg Mason Partners Global Income Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

(k) Credit and Market Risk. The Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

30         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

(p) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(3)	$868,766	$(868,763)
(b)	(31,837)	31,837	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage-backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Effective September 21, 2007, LMPFA has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary

Legg Mason Partners Global Income Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

expenses) to limit total annual operating expenses to 1.15% and 1.60% of average net assets for Class A shares and Class C shares, respectively, until April 30, 2009. Prior to September 21, 2007, the Predecessor Fund’s Primary Class had a voluntary expense limitation of 1.40% of average net assets.

During the year ended December 31, 2007, LMPFA waived a portion of its fee in the amount of $258,346.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS, served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $400 on sales of the Fund’s Class A shares. There were no CDSCs paid to LMIS and its affiliates for the year ended December 31, 2007.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,843,065	$155,592,378

Sales	16,283,292	154,804,425

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$646,679
Gross unrealized depreciation	(581,489)

Net unrealized appreciation	$65,190

32         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Euro	32	3/08	$7,648,960	$7,661,200	$12,240
Germany Federal Republic 5-Year Bonds	4	3/08	638,931	631,255	(7,676)
Germany Federal Republic 10-Year Bonds	9	3/08	1,522,353	1,488,353	(34,000)

					(29,436)

Contracts to Sell:
U.K. Treasury Gilt	6	3/08	$1,310,900	$1,316,543	$(5,643)
U.S. Treasury Bonds	4	3/08	468,488	465,500	2,988
U.S. Treasury 5-Year Notes	17	3/08	1,870,219	1,874,781	(4,562)
U.S. Treasury 10-Year Notes	26	3/08	2,949,987	2,948,156	1,831

					(5,386)

Net Unrealized Loss on Open Futures Contracts					$(34,822)

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding December 31, 2006	—	—
Options written	3,300	$4,678
Options closed	—	—
Options expired	—	—

Options Written, Outstanding December 31, 2007	3,300	$4,678

During the year ended December 31, 2007, open forward foreign currency contracts held by the Fund were as follows:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	1,866,077	1,634,470	2/12/08	$(17,661)
British Pound	238,610	474,408	2/18/08	(9,743)
British Pound	76,595	152,287	2/18/08	(3,514)
Canadian Dollar	145,000	146,989	2/18/08	(2,203)
Canadian Dollar	350,000	354,801	2/18/08	(14,596)
Canadian Dollar	205,375	208,192	2/18/08	(3,018)
Canadian Dollar	439,103	445,126	2/18/08	(8,562)
Danish Krone	4,765,407	934,910	2/18/08	(5,136)
Euro	444,229	649,902	2/18/08	(10,098)

Legg Mason Partners Global Income Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: (continued)
Euro	5,034,584	7,365,536	2/18/08	$203,587
Euro	1,007,046	1,473,296	2/18/08	40,340
Euro	6,021,954	8,810,045	2/18/08	258,028
Japanese Yen	39,630,810	356,433	2/18/08	5,588
Japanese Yen	534,700,600	4,809,013	2/18/08	74,049
Japanese Yen	1,620,000	14,570	2/18/08	(50)
Japanese Yen	187,720,876	1,688,332	2/18/08	25,614
Norwegian Krone	4,000,000	735,817	2/18/08	1,228
Polish Zloty	1,500,000	609,374	2/18/08	6,937
South Korean Won	268,000,000	287,337	2/18/08	(9,287)
Swedish Krona	13,507,217	2,090,696	2/18/08	119
Swedish Krona	3,500,000	541,743	2/18/08	(217)

				531,405

Contracts to Sell:
Australian Dollar	622,479	545,220	2/12/08	7,342
Australian Dollar	430,238	376,839	2/12/08	634
Australian Dollar	702,329	615,160	2/12/08	7,736
British Pound	864,332	1,718,480	2/12/08	47,056
British Pound	124,000	246,539	2/12/08	5,472
British Pound	90,000	178,940	2/12/08	4,030
Canadian Dollar	846,883	858,501	2/12/08	20,601
Danish Krone	1,500,000	294,280	2/12/08	(7,127)
Danish Krone	3,508,868	688,394	2/12/08	(18,161)
Euro	8,153,898	11,929,054	2/12/08	(302,329)
Euro	5,214,100	7,628,166	2/12/08	(213,454)
Euro	674,601	986,933	2/12/08	3,067
Euro	866,150	1,267,167	2/12/08	(36,758)
Euro	210,000	307,227	2/12/08	(1,602)
Euro	215,000	314,542	2/12/08	2,704
Euro	623,048	911,511	2/12/08	(25,438)
Japanese Yen	23,088,789	207,657	2/12/08	2,377
Japanese Yen	102,322,566	920,273	2/12/08	(16,802)
Japanese Yen	312,641,897	2,811,852	2/12/08	(37,425)
Japanese Yen	14,951,881	134,475	2/12/08	(2,455)
Norwegian Krone	1,000,000	183,954	2/12/08	1,145
Norwegian Krone	2,766,430	508,897	2/12/08	838
Polish Zloty	1,870,265	759,793	2/12/08	(33,392)
Swedish Krona	10,806,561	1,672,678	2/12/08	5,620
Swedish Krona	3,010,000	465,899	2/12/08	(91)

				(586,412)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(55,007)

At December 31, 2007, the Fund held TBA securities with a total cost of $7,062,973.

34         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets. On September 21, 2007, the Predecessor Fund’s Primary Class converted to Class A shares of the Fund. Prior to September 21, 2007, the Predecessor Fund’s Primary Class paid a service fee at the annual rate of 0.25% and a distribution fee at the annual rate of 0.50% of the average daily net assets. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$216,226	$30,946	$35,491
Class C†‡	121	2	15

Total	$216,347	$30,948	$35,506

†	For the period September 25, 2007 (inception date) to December 31, 2007.

‡	LMIS has contractually agreed to waive fees and/or reimburse expenses until April 30, 2009 such that the annual distribution and service fees payable with respect to Class C shares of the Fund do not exceed 0.70%. During the year ended December 31, 2007, LMIS waived a portion of its fee on Class C shares in the amount of $37.

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income:
Class A†	$1,204,958	$1,211,642
Class C‡	460	—

Total	$1,205,418	$1,211,642

†	On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund. The information shown for the year ended December 31, 2006 is of the Predecessor Fund’s Primary Class.

‡	For the period September 25, 2007 (inception date) to December 31, 2007.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to September 21, 2007, the Fund had 125 million shares of capital stock authorized with a par value $0.001 per share.

Legg Mason Partners Global Income Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A†
Shares sold	252,103	$2,237,854	431,182	$3,801,018
Shares issued on reinvestment	125,024	1,103,126	124,840	1,097,639
Shares repurchased	(1,018,789)	(9,023,419)	(1,040,337)	(9,181,437)

Net Decrease	(641,662)	$(5,682,439)	(484,315)	$(4,282,780)

Class C‡
Shares sold	7,409	$66,442	—	—
Shares issued on reinvestment	45	433	—	—

Net Increase	7,454	$66,875	—	—

†	On September 21, 2007, the Predecessor Fund’s Primary Class shares converted to Class A shares of the Fund. The information shown for the year ended December 31, 2006 is of the Predecessor Fund’s Primary Class.

‡	For the period September 25, 2007 (inception date) to December 31, 2007.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$1,205,418	$1,211,642

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$564,582

Capital loss carryforward*	(2,350,951)
Other book/tax temporary differences(a)	(191,816)
Unrealized appreciation/(depreciation)(b)	(26,886)

Total accumulated earnings/(losses) — net	$(2,005,071)

*	As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2008	$(1,987,014)
12/31/2009	(106,895)
12/31/2010	(204,613)
12/31/2015	(52,429)

$(2,350,951)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

36         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Legg Mason Partners Global Income Fund 2007 Annual Report         37

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”). The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with

38         Legg Mason Partners Global Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

10.	Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Boards released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

11.	Change in Independent Registered Public Accounting Firm (unaudited)

The Fund is a newly organized investment series of the Legg Mason Partners Income Trust which assumed the assets and liabilities of Legg Mason Global Income Trust (the “Predecessor Fund”) on September 21, 2007. KPMG LLP, an independent registered

Legg Mason Partners Global Income Fund 2007 Annual Report         39

Notes to Financial Statements (continued)

public accounting firm, has been selected to audit and report upon the Fund’s financial statements and financial highlights for the fiscal year ending December 31, 2007.

The Predecessor Fund’s statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four-year period ended December 31, 2006 included in this report were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the Predecessor Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Predecessor Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

40         Legg Mason Partners Global Income Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Partners Global Income Fund (formerly Legg Mason Global Income Trust), a series of Legg Mason Partners Income Trust as of December 31, 2007, and the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four-year period ended December 31, 2006 were audited by other independent registered public accountants whose report thereon, dated February 23, 2007, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global Income Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Legg Mason Partners Global Income Fund 2007 Annual Report         41

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on May 14-15, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as part of its consideration of the then-proposed acquisition (the “Proposed Reorganization”) by Legg Mason Partners Global Income Fund, a series of the Trust (the “Fund”), of substantially all of the assets of Legg Mason Global Income Trust (the “Predecessor Fund”), a series of Legg Mason Global Trust, Inc., approved for an initial biennial period the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Fund. At that meeting, and also as part of its consideration of the Proposed Reorganization, the Board, including the Independent Board Members, also approved for an initial biennial period, the sub-advisory agreement between the Manager and Western Asset Management Company (“Western Asset”), an affiliate of the Manager, with respect to the Fund, and the sub-advisory agreement with respect to the Fund (together with the sub-advisory agreement between the Manager and Western Asset, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with Western Asset, the “Subadvisers”), an affiliate of the Manager and Western Asset.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Proposed Reorganization, including consideration of the Management Agreement and the Sub-Advisory Agreements, and it was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Predecessor Fund, the Manager, the Subadvisers and the Fund’s proposed distributor, as well as the proposed management, sub-advisory and distribution arrangements for the Fund, certain portions of which are discussed below. The discussion below covers both the proposed advisory and the administrative functions to be rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the proposed advisory functions to be rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Board Members were advised by separate independent legal counsel throughout the process. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

42         Legg Mason Partners Global Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board noted that the Fund was newly organized, and thus, did not have any operating history of its own. The Board also noted, however, that an affiliate of the Manager served as the investment manager to the Predecessor Fund, the Subadvisers served as subadvisers to the Predecessor Fund and the Board for the Predecessor Fund had approved investment management and subadvisory agreements with that affiliate and the Subadvisers with respect to the Predecessor Fund.

Expected Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services that the Sub-Advisers previously had provided to the Predecessor Fund. The Board noted that the Subadvisers had served the Predecessor Fund in capacities similar to the capacities that they were expected to serve the Fund under the Sub-Advisory Agreements. The Board also received and considered information regarding the nature, extent and quality of the services expected to be provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the first two years of those agreements. The Board’s evaluation of the services expected to be provided to the Fund by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services expected to be provided by the Manager and the Subadvisers included maintaining and monitoring their own and the Fund’s compliance programs established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of persons who were expected to serve as the Fund’s senior personnel as well as members of the portfolio management team that had been primarily responsible for the day-to-day portfolio management of the Predecessor Fund. The Board noted that portfolio management team was expected to serve as the portfolio management team for the Fund. The Board considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board also considered the expected division of responsibilities among the Manager and the Subadvisers and the oversight expected to be provided by the Manager.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Predecessor Fund Performance

The Board received and considered performance information for the Predecessor Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board also received and considered information comparing the Predecessor Fund’s performance against its benchmark.

Legg Mason Partners Global Income Fund         43

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Predecessor Fund was satisfactory.

Proposed Management Fees and Expected Expense Ratios

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) to be payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Subadvisers. The Board noted that the compensation expected to be paid to the Subadvisers was expected to be paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the proposed retention of the Subadvisers was not expected to increase the fees or expenses otherwise expected to be incurred by the Fund’s shareholders.

The Board noted that the Manager had contractually agreed to waive part of the Contractual Management Fee or reimburse the Fund for certain expenses. The Board also noted that as part of the Proposed Reorganization, Primary Class shareholders of the Predecessor Fund were expected to receive Class A shares of the Fund, and that Class A shares were expected to have lower gross operating expenses before contractual waivers, and the same total operating expenses after waivers, as the Predecessor Fund’s Primary Class shares. The Board also noted that the Fund’s effective management fee was expected to be the same as the Predecessor Fund’s then-current effective management fee, and the Predecessor Fund’s Board had approved the investment management agreement, including the management fee, for the Predecessor Fund.

Management also discussed with the Board the Fund’s proposed distribution arrangements. The Board noted that as a fund in the Legg Mason Partners fund complex, the Fund could take advantage of the complex’s third-party distribution capabilities.

Taking all of the above into consideration, the Board determined that the proposed management fee and subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability and Economies of Scale

The Board noted that the Fund was to be a newly-organized mutual fund, and thus, historical profitability data for the Fund was not available at the time of the meeting. The Board also noted that the Predecessor Fund’s assets, as of the date of the meeting, were relatively small and not at a level expected to generate significant economies of scale when they became the assets of the Fund. The Board determined that the proposed management fee structure for the Fund was reasonable.

Other Expected Benefits to the Manager and the Subadvisers

The Board considered other benefits that the Manager, the Subadvisers and their affiliates were expected to receive as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

44         Legg Mason Partners Global Income Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund, the previous commitment of the Subadvisers to the Predecessor Fund, and the proposed commitment of the Manager and the Subadvisers to the Fund, the Board considered as reasonable the ancillary benefits that the Manager and its affiliates were expected to receive if the Management Agreement and the Subadvisory Agreements were adopted.

*  *  *

In light of all of the foregoing, the Board determined that approval of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders, and approved those agreements for an initial biennial period.

Legg Mason Partners Global Income Fund         45

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Global Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

46         Legg Mason Partners Global Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Legg Mason Partners Global Income Fund         47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

48         Legg Mason Partners Global Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (2002-2006)

Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

Legg Mason Partners Global Income Fund         49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

50         Legg Mason Partners Global Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners’ fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Global Income Fund         51

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Interest from Federal Obligations	3.99%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

52         Legg Mason Partners Global Income Fund

Legg Mason Partners

Global Income Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Legg Mason Partners Global Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s Investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

FDX010714 2/08	SR08-506

Legg Mason Partners

Global Income Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL INCOME FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,500 in 2006 and $157,100 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $17,867 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,296 in 2006, which was performed by PwC and KPMG and $15,100 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $4,900 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 6, 2008